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                                                                   Exhibit 10(h)



                 AMENDED AND RESTATED ACCOUNT CONTROL AGREEMENT


               AMENDED AND RESTATED ACCOUNT CONTROL AGREEMENT, dated as of April
7, 2000 (this "Agreement"), among             (the "Borrower"), CHASE PREFERRED
CAPITAL CORPORATION (the "Lender"), CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("CUSA"), and CHASE MANHATTAN MORTGAGE CORPORATION (the "Servicer").

               The Borrower, CUSA and the Lender are party to an Account Control Agreement, dated as of April 7, 2000 (the "Existing Agreement").

               The parties desire to amend and restate the Existing Agreement as set forth herein.

               Accordingly, the parties hereto hereby agree that the Existing Agreement shall, as of the date hereof, be amended and restated in its entirety as follows:

               SECTION 1. Definitions. Terms defined in the Hypothecation Loan Agreement dated as of April 7, 2000 between the Borrower and the Lender (as amended and supplemented and in effect from time to time, the "Loan Agreement") are used herein as defined therein, and Section 1.02 of the Loan Agreement is incorporated herein by reference as fully and to the same extent as if set forth herein. In addition, as used herein, "Secured Obligations" has the meaning assigned to such term in the Security Agreement.

               SECTION 2.  The Collateral Account.

               (a) Establishment of Collateral Account. The Servicer acknowledges and agrees that it has established with the New York office of
      account number       (said account, together with any replacements thereof
or substitutions therefor, the "Collateral Account") in the name of the Servicer. The Servicer shall deposit into the Collateral Account all proceeds of the HELOCs (the "HELOC Proceeds").

               (b) Registration of Securities, Etc. All securities and other financial assets credited to the Collateral Account that are in registered form or that are payable to or to order shall be (i) registered in the name of, or payable to or to the order of, the Servicer, (ii) indorsed to or to the order of the Servicer or in blank or (iii) credited to another securities account maintained in the name of the Servicer; and in no case will any financial asset credited to the Collateral Account be registered in the name of, or payable to or to the order of, the Borrower or indorsed to or to the order of the Borrower, except to the extent the foregoing have been specially indorsed to or to the order of the Servicer or in blank.

               (c) Conflict between Agreements. The Servicer agrees that, if there is any conflict between this Agreement and any other agreement relating to the Collateral Account, the provisions of this Agreement shall control.



                 Amended and Restated Account Control Agreement

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               (d) Entitlement Orders. The Servicer agrees that it will follow any order from the Lender with respect to the Collateral Account and the HELOC Proceeds credited thereto (each such order an "Entitlement Order") without further consent by the Borrower, it being understood that the Servicer shall, upon the issuance of an Entitlement Order from the Lender, hold all HELOC Proceeds in the Collateral Account or transfer or direct any or all such HELOC Proceeds as the Lender may set forth in such Entitlement Order.

               SECTION 3.  Duties of the Servicer.

               (a) Subordination of Liens in Favor of the Servicer, Etc. The Servicer hereby subordinates to the security interest (or any other interest) of the Lender in the Collateral Account and the HELOC Proceeds, all property credited thereto, all security entitlements with respect to such property and any and all statutory, regulatory, contractual or other rights now or hereafter existing in its favor over or with respect to the Collateral Account and the HELOC Proceeds, including, but not limited to (i) any and all contractual rights of set-off, lien or compensation, (ii) any and all statutory or regulatory rights of pledge, lien, set-off or compensation, (iii) any and all statutory, regulatory, contractual or other rights to put on hold, block transfers from or fail to honor instructions of the Lender with respect to the Collateral Account and the HELOC Proceeds, or (iv) any and all statutory or other rights to prohibit or otherwise limit the pledge, assignment, collateral assignment or granting of any type of security (or other) interest in the Collateral Account and the HELOC Proceeds.

               (b) No Other Entitlement Orders. Without prior written consent of the Lender, neither the Servicer nor the Borrower will (i) change the account number or designation of the Collateral Account or (ii) enter into any agreement under which it agrees to comply with "entitlement orders" or any other orders originated by any Person other than the Lender with respect to the HELOC Proceeds credited to the Collateral Account. The Servicer or the Borrower, as applicable, shall promptly notify the Lender if any Person requests it to enter into any such agreement as described in subsection (b) of this Section or otherwise asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the HELOC Proceeds credited to the Collateral Account (and in that connection, the Servicer and the Borrower each represents and warrants to the Lender that it has not heretofore received any such request or assertion with respect to the Collateral Account).

               (c) Account Statements. The Servicer will send copies of all statements and confirmations for the Collateral Account simultaneously to the Borrower and the Lender.

               (d) No Liabilities of the Servicer or Officers, Etc. Neither the Servicer nor any of its officers, directors, employees, agents or attorneys-in-fact shall be liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement, except that neither the Servicer nor any such Person shall be relieved of any liability arising out of (i) its or such Person's wilful failure to follow written directions delivered to it in accordance with this Agreement or (ii) its or such Person's own gross negligence or wilful misconduct. The Servicer shall have no liability for making any investment or reinvestment of any cash balance in the Collateral Account pursuant to an investment instruction complying with the terms of this Agreement. The liabilities of the Servicer shall be limited to those expressly set


                 Amended and Restated Account Control Agreement
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forth in this Agreement. With the exception of this Agreement, the Servicer is not responsible for or chargeable with knowledge of any terms or conditions contained in any agreement referred to herein. The Servicer may rely, and shall be protected in acting or refraining from acting, upon any written notice, instruction or request furnished to it under this Agreement and believed by it to be genuine and to have been signed or presented by the proper party.

               SECTION 4.  Indemnity; Expenses; Fees.

               (a) Indemnification by the Borrower. The Borrower agrees to indemnify and defend the Servicer from and against any and all claims, losses and liabilities, including the reasonable costs of its counsel, growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement, but excluding any such claims, losses or liabilities determined by a court of competent jurisdiction by final judgment to result from gross negligence or wilful misconduct of the Servicer or any wilful failure of the Servicer to follow written directions delivered to the Servicer in accordance with this Agreement). Notwithstanding the foregoing, the Servicer shall be entitled to consult with legal counsel of its choosing with respect to its rights and obligations hereunder, at the Borrower's expense, and shall be fully protected and indemnified by the Borrower for acting in accordance with the advice of such legal counsel.

               (b) Costs and Expenses. The Borrower shall be responsible for, and hereby agrees to pay, all reasonable costs and expenses incurred by the Servicer and the Lender in connection with the establishment and maintenance of the Collateral Account, including, without limitation, the Servicer's customary fees and expenses, any costs or expenses incurred by the Servicer as a result of conflicting claims or notices involving the parties hereto, including, without limitation, the fees and expenses of its internal and external legal counsel, and all other costs and expenses incurred in connection with the execution, administration or enforcement of this Agreement including, but not limited to, reasonable attorneys' fees and costs, whether or not such enforcement includes the filing of a lawsuit. All such costs and expenses shall constitute operating expenses and may be paid by the Servicer from the Collateral Account. The authorization herein granted to the Servicer to pay such costs and expenses shall be irrevocable and no further authorization or instruction shall be required.

               SECTION 5.  Miscellaneous.

               (a) Waiver. No failure on the part of the Servicer or the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.




                 Amended and Restated Account Control Agreement


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                                      -4-


               (b) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (1)  if to the Borrower, to it at 270 Park Avenue, New York,
        New York 10017, Attention of           (Telecopy No.
        Telephone No.             );

               (2)  if to the Lender, to it at 270 Park Avenue, New York,
        New York 10017, Attention of                  (Telecopy No.
                    ; Telephone No.             ); and

               (3)  if to the Servicer, to it at 343 Thornall Street, Edison,
        New Jersey 08837, Attention of                  (Telecopy No.
                    ; Telephone No.             ).

               Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

               If notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it; provided, however, that notices or communications to the Servicer shall not be effective until actually received by the Servicer.

               (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender, CUSA and the Servicer and their respective successors and permitted assigns. No party (other than the Lender) may assign or transfer its rights or obligations under this Agreement without the prior written consent of the Lender; provided, however, that the Servicer shall not be obligated to comply with any instructions or Entitlement Orders of any assignee or transferee of the Lender until such assignee or transferee has provided the Servicer such evidence of its succession to the rights and powers of the Lender as the Servicer reasonably may require.

               (d) Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

               (e) Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.







                 Amended and Restated Account Control Agreement
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               (f) Captions. The captions and section headings appearing in this
Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

               (g) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

               (h) Agreement for Benefit of the Parties Hereto. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any Person other than the parties hereto and their respective successors and permitted assigns, and Persons for whom the parties hereto are acting as agents or representatives, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns and Persons for whom the parties hereto are acting as agents or representatives.

               (i) Special Exculpation. No claim may be made by the Borrower or any other Person against the Servicer or the Lender or the affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or relating to this Agreement or the transactions contemplated hereby, or any act, omission or event occurring in connection therewith and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

               (j) Governing Law; Submission to Jurisdiction. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

               (k) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

               (l) Amendment; Waiver. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, the Lender and the Servicer.




                 Amended and Restated Account Control Agreement
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               (m) Termination of Agreement. When all Secured Obligations shall have been paid in full and the Commitment of the Lender under the Loan Agreement shall have expired or been terminated, this Agreement shall terminate. Upon the joint written instruction of the Lender and the Borrower, the Servicer shall close the Collateral Account and disburse to the Borrower the balance of any assets therein, and the security interest in such account shall be terminated.

               (n) CUSA. CUSA is a party to this Agreement solely to give its consent to the amendment and restatement of the Existing Agreement. The parties agree that CUSA shall have no rights, duties or obligations under this Agreement or the Existing Agreement.

                            [Signature page follows.]







                 Amended and Restated Account Control Agreement
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               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    [                          ]


                                    By
                                       ------------------------
                                       Name:
                                       Title:



                                    CHASE PREFERRED CAPITAL CORPORATION


                                    By
                                       -------------------------
                                       Name:
                                       Title:



                                    CHASE MANHATTAN MORTGAGE CORPORATION


                                    By
                                       ------------------------
                                       Name:
                                       Title:


                                    CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION


                                    By:
                                       --------------------------
                                       Name:
                                       Title:







                 Amended and Restated Account Control Agreement